UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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[   ]Definitive Proxy Statement

[X]Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

Legg Mason Global ASset Management Trust

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LEGG MASON-SPONSORED FUNDS

ANNOUNCE CHANGE OF LOCATION OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

NEW YORK – (BUSINESS WIRE) – June 26, 2020. Each of the funds listed on Appendix A (each, a "Fund", and, together, the "Funds") announced today that, due to the public health impact of the coronavirus ("COVID-19") pandemic and to support the health and safety of Fund shareholders, the location of the Special Meeting of Shareholders of each Fund, which are being held together for convenience, (the "Meeting") has been changed. As previously announced, each Fund's Meeting will be held on Tuesday, July 14, 2020 at 11:00 a.m. (Eastern Time). In light of public health concerns regarding COVID-19, the Meeting will be held in a virtual meeting format only. The Meeting will be accessible solely by means of remote communication.

As described in the proxy materials for the Meeting previously distributed, the Board of Trustees has fixed the close of business on April 1, 2020 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. The Meeting will be held at the following Meeting website: http://www.meetingcenter.io/249604861. To participate in the Meeting, shareholders of each Fund must enter the following password: LMOE2020. Shareholders must also enter the control number found on their proxy card previously received. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting.

We encourage shareholders to access the Meeting website prior to the start time to allow ample time to log into the Meeting webcast and test their computer system. Accordingly, the Meeting website will become accessible to shareholders beginning at approximately 11:00 a.m. (Eastern Time) on July 13, 2020. For questions relating to participation at the Meeting by remote communication, please call the Computershare technical support number at (888) 888-0151.

If shares are held through an intermediary, such as a bank or broker, shareholders must register in advance to attend the Meeting. To register shareholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare Fund Services ("Computershare"). Shareholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 11:00 a.m. (Eastern Time) on July 9, 2020. Shareholders will receive a confirmation email from Computershare of the shareholder's registration and a control number that will allow the shareholder to vote at the Meeting.

Shareholders are not required to attend the Meeting to vote on the proposals. Whether or not shareholders plan to attend the Meeting, each Fund urges shareholders to authorize a proxy to vote their shares in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. In connection with the Meeting, each Fund has filed a definitive joint proxy statement (each, a "Proxy Statement" and together, the "Proxy Statements") with the Securities and Exchange Commission (the "SEC"). Shareholders are advised to read their Fund's Proxy Statement because it contains important information. The Proxy Statements are available on the Internet at https://www.proxy-direct.com/lmf-31298. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Meeting. The Proxy Statements and other documents filed by the Funds are also available for free on the SEC website, www.sec.gov.

This press release may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on such Fund's current plans and expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Additional information concerning such risks and uncertainties are contained in the Fund's filings with the SEC. An investment in a Fund involves risk, including loss of principal. Investment return and the value of shares will fluctuate. Any data and commentary provided in this press release are for informational purposes only.

For more information, please call Investor Relations: 1-877-721-1926, or consult your Fund's web site accessible at www.leggmason.com. The information contained on the Fund's web site is not part of this press release. Hard copies of each Fund's complete audited financial statements are available free of charge upon request by calling toll free at 1-877-721-1926.

Category: Fund Announcement

Media Contact: Fund Investor Services-1-877-721-1926

Source: Legg Mason, Inc.

Appendix A

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL — Alternative Credit Fund	ClearBridge Global Infrastructure Income Fund
A (LMAPX); C (LMAQX); FI (LMAOX); I	A (RGAVX); I (RGIVX); IS (RGSVX)
(LMANX); IS (LMAMX)
BrandywineGLOBAL — Diversified US Large Cap	ClearBridge Small Cap Fund
Value Fund	A (LMSAX); A2 (LBRTX); C (LMASX); R
A (LBWAX); A2 (LLVAX); C (LBWCX); R	(LMARX); FI (LGASX); I (LMNSX); IS (LISGX)
(LBDRX); I (LBWIX); IS (LBISX)
BrandywineGLOBAL — Dynamic US Large Cap	ClearBridge Value Trust
Value Fund	A (LGVAX); C (LMVTX); R (LMVRX); FI
A (LMBJX); C (LMBBX); R (LMBHX); I (LMBEX);	(LMVFX); I (LMNVX)
IS (LMBGX)
BrandywineGLOBAL — Global Flexible Income Fund	Martin Currie Emerging Markets Fund
A (LFLAX); I (LFLIX); IS (LFLSX)	A (MACEX); C (MCECX); FI (MEFIX); I (MCEIX);
IS (MCEMX)
BrandywineGLOBAL — Global High Yield Fund	Martin Currie International Unconstrained Equity Fund
A (LBHAX); C (LBHCX); FI (LBHFX); I (LMYIX);	A (LUFIX); I (LUEIX); IS (LUISX)
IS (LMZIX)
BrandywineGLOBAL — Global Opportunities Bond	Martin Currie SMASh Series EM Fund
Fund	I (LCSMX)
A (GOBAX); A2 (LOBAX); C (LGOCX); C1
(GOBCX); R (LBORX); FI (GOBFX); I (GOBIX);
IS (GOBSX)
BrandywineGLOBAL — Global Opportunities Bond	QS Global Market Neutral Fund
Fund (USD Hedged)	A (LNFIX); C (LQNCX); I (LQNIX); IS (LQISX)
I (GBUSX); IS (GLOBX)
BrandywineGLOBAL — Global Unconstrained Bond	QS International Equity Fund
Fund	A (LMEAX); A2 (LIATX); C (LGIEX); R (LMIRX);
A (LROAX); C (LAOCX); C1 (LROCX); R	FI (LGFEX); I (LGIEX); IS (LIESX)
(LBARX); FI (LBAFX); I (LROIX); IS (LROSX)
BrandywineGLOBAL — International Opportunities	QS Strategic Real Return Fund
Bond Fund	A (LRRAX); A2 (LSRAX); C (LRRCX); I (LRRIX);
A (LWOAX); C (LIOCX); R (LWORX); FI	IS (LRRSX)
(LWOFX); I (LWOIX); IS (LMOTX)
ClearBridge International Growth Fund	QS U.S. Small Capitalization Equity Fund
A (LGGAX); A2 (LGGBX); C (LMGTX); R	A (LMBAX); A2 (LUSAX); C (LMBCX); FI
(LMGRX); FI (LMGFX); I (LMGNX); IS (LMGPX)	(LGSCX); I (LMSIX); IS (LMBMX)
LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Aggressive Growth Fund	ClearBridge Small Cap Value Fund
A (SHRAX); C (SAGCX); R (LMPRX); FI (LMPFX);	A (SBVAX); C (SBVLX); I (SMCYX); IS (LCBIX)
I (SAGYX); IS (LSIFX)
ClearBridge All Cap Value Fund	ClearBridge Sustainability Leaders Fund
A (SHFVX); C (SFVCX); I (LFVYX); IS (LSISX)	A (CLSUX); FI (LCSTX); I (LCISX); IS (LCILX)
ClearBridge Appreciation Fund	ClearBridge Tactical Dividend Income Fund
A (SHAPX); C (SAPCX); R (LMPPX); FI (LMPIX); I	A (CFLGX); A2 (LBDAX); C (SMDLX); I (LADIX);
(SAPYX); IS (LMESX)	IS (LCBDX)
ClearBridge Dividend Strategy Fund	QS Conservative Growth Fund
A (SOPAX); C (SBPLX); R (LMMRX); FI (LBRIX); I	A (SBBAX); C (SCBCX); R (LLARX); I (LMEIX)
(SOPYX); IS (LCBEX); 1 (LCBOX)
ClearBridge International Small Cap Fund	QS Defensive Growth Fund
A (LCOAX); A2 (LCRNX); C (LCOCX); I (LCOIX);	A (SBCPX); C (LWLAX); C1 (SBCLX); R (LMLRX);
IS (CBISX)	I (LMGIX)
ClearBridge International Value Fund	QS Global Dividend Fund
A (SBIEX); C (SBICX); R (LIORX); I (SBIYX); IS	A (LGDAX); A2 (LMQSX); C (LGDCX); FI
(LSIUX)	(LDIGX); I (LTTMX); IS (LDIFX)
ClearBridge Large Cap Growth Fund	QS Global Equity Fund

A (SBLGX); C (SLCCX); R (LMPLX); I (SBLYX); IS	A (CFIPX); C (SILLX); I (SMYIX); IS (SMYSX); 1
(LSITX); O (LCMMX)	(LMPEX)
ClearBridge Large Cap Value Fund	QS Growth Fund
A (SINAX); A2 (LIVVX); C (SINOX); R (LCBVX); I	A (SCHAX); C (SCHCX); R (LLLRX); I (LANIX)
(SAIFX); IS (LMLSX); 1 (LCLIX)
ClearBridge Mid Cap Fund	QS Moderate Growth Fund
A (SBMAX); C (SBMLX); R (LMREX); I (SMBYX);	A (SCGRX); C (SCGCX); R (LLMRX); I (LLAIX)
IS (LSIRX); 1 (SMCPX)
ClearBridge Mid Cap Growth Fund	QS S&P 500 Index Fund
A (LBGAX); A2 (LCBGX); C (LBGCX); R	A (SBSPX); D (SBSDX)
(LCMRX); I (LBGIX); IS (LCMIX)
ClearBridge Select Fund	QS U.S. Large Cap Equity Fund
A (LCLAX); A2 (LCLTX); C (LCLCX); FI (LCBSX);	FI (LMUSX); I (LMTIX); IS (LMISX)
I (LBFIX); IS (LCSSX)
ClearBridge Small Cap Growth Fund
A (SASMX); C (SCSMX); R (LMPOX); FI (LMPSX);
I (SBPYX); IS (LMOIX); 1 (LMPMX)
LEGG MASON ETF INVESTMENT TRUST

ClearBridge All Cap Growth ETF (NASDAQ: CACG)	Legg Mason Low Volatility High Dividend ETF

(NASDAQ: LVHD)
ClearBridge Dividend Strategy ESG ETF (NASDAQ:	Legg Mason Small-Cap Quality Value ETF
YLDE)	(NASDAQ: SQLV)
ClearBridge Large Cap Growth ESG ETF (NASDAQ:	Western Asset Short Duration Income ETF
LRGE)	(NASDAQ: WINC)
Legg Mason Global Infrastructure ETF (NASDAQ:	Western Asset Total Return ETF (NASDAQ: WBND)
INFR)
Legg Mason International Low Volatility High
Dividend ETF (CBOE BZX: LVHI)
LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio	ClearBridge Variable Small Cap Growth Portfolio

I (QLMGOX); II (QLMGTX)	I (QLMSIX); II (QLMSTX)
ClearBridge Variable Appreciation Portfolio	QS Legg Mason Dynamic Multi-Strategy VIT
I (QLMAOX); II (CVAPX)	Portfolio
I (QDMSIX); (QDMSTX)
ClearBridge Variable Dividend Strategy Portfolio	QS Variable Conservative Growth
I (QLMEIX); II (QLMETX)	I (QLMLFX); II (QVCIIX)
ClearBridge Variable Large Cap Growth Portfolio	QS Variable Growth
I (QLMLOX); II (LVLGX)	I (QLMLTX)
ClearBridge Variable Large Cap Value Portfolio	QS Variable Moderate Growth
I (QLMVIX)	I (QLMLSX)
ClearBridge Variable Mid Cap Portfolio
I (QLMMIX); II (QLMPTX)